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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        INTEGRATED SECURITY SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

                        INTEGRATED SECURITY SYSTEMS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total Fee Paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
                                  ----------------------------------------------

      2)  Form Schedule or Registration Statement No.:
                                                       -------------------------

      3)  Filing Party:
                        --------------------------------------------------------

      4)  Date Filed:
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         Except for the historical and present factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the proposed financial restructuring and other statements identified by words such as "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the possibility that the anticipated benefits from the proposed financial restructuring cannot be fully realized. Integrated Security Systems, Inc. disclaims any responsibility to update these forward-looking statements.

         Integrated Security Systems, Inc. has filed preliminary proxy materials with the SEC regarding its annual meeting at which it will also seek stockholder approval of a financial restructuring of the Company, an amendment to the Company's charter to increase the number of authorized shares of common stock, an amendment to the Company's charter to reduce the liquidation preference of the Series D preferred stock and an amendment to the Company's 1997 Omnibus Long-Term Incentive Plan to increase the number of authorized shares that may be issued under that plan.

         The Company urges stockholders to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. The definitive proxy statement will be sent to the stockholders seeking their approval of the financial restructuring and the related transactions. In addition, you may obtain the documents free of charge at the website maintained by the SEC on the world wide web at sec.gov. Also, you may obtain documents filed with the SEC by the Company free of charge by requesting them in writing from the Company at 8200 Springwood Drive, Suite 230, Irving, Texas 75063, or by telephone at (972) 444-8280.

         The Company and its directors, nominee for director and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed financial restructuring and related transactions. Some of the participants in the solicitation have indirect interests in the proposed financial restructuring as a result of ownership of the Company's stock. Set forth below are the names of the participants in the solicitation and their stock ownership as of January 31, 2001.

Name                                                 Title                                 Stock Ownership
----                                                 -----                                 ---------------
C. A. Rundell, Jr.              Director, Chairman of the Board
                                and Chief Executive Officer                                  2,014,190(1)
Alan M. Arsht                   Director                                                       316,955(2)
Frank R. Marlow                 Director                                                       188,911(3)
James E. Jack                   Director                                                        93,575(4)
Robert M. Galecke               Director                                                        46,081(5)
Holly J. Burlage                Executive Vice President, Chief Financial Officer,             168,619(6)
                                Secretary and Treasurer
John P. Jenkins                 Director                                                            --
William D. Breedlove            Director Nominee                                                    --


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(1) Includes 562,843 shares of Common Stock; 164,126 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 705,971 shares of Common Stock issuable upon the exercise of warrants within 60 days; 250,000 shares of Common Stock issuable upon the conversion of convertible promissory notes payable within 60 days; and 331,250 shares of Common Stock issuable upon the conversion of 13,250 shares of Series D preferred stock.

(2) Includes 4,455 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 125,000 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 187,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series D preferred stock.

(3) Includes 42,615 shares of Common Stock; 79,879 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 35,167 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 31,250 shares of Common Stock issuable upon the conversion of 1,250 shares of Series D preferred stock.

(4) Includes 20,000 shares of Common Stock; 21,492 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 20,833 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 31,250 shares of Common Stock issuable upon the conversion of 1,250 shares of Series D preferred stock.

(5) Includes 25,248 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 8,333 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 12,500 shares of Common Stock issuable upon the conversion of 500 shares of Series D preferred stock.

(6) Includes 9,254 shares of Common Stock; 95,625 shares of Common Stock issuable upon the exercise of outstanding options exercisable within 60 days; 26,240 shares of Common Stock issuable upon the exercise of warrants within 60 days; and 37,500 shares of Common Stock issuable upon the conversion of 1,500 shares of Series D preferred stock.

     In addition, C. A. Rundell, Jr., Chairman of the Board of Directors, Chief Executive Officer and a stockholder of the Company, has an interest in the proposed financial restructuring because it is proposed that three promissory notes in the aggregate principal amount of $350,000 payable to Mr. Rundell and The Rundell Foundation, an affiliate of Mr. Rundell, be exchanged for shares of Series F and Series G preferred stock. The first promissory note is dated April 12, 2000 in the original principal amount of $200,000 payable to Mr. Rundell, with annual interest at 9%. The second promissory note is dated June 28, 2000 in the original principal amount of $100,000 payable to The Rundell Foundation, with annual interest at 9%. The third promissory note is dated November 17, 2000 in the original principal amount of $50,000 payable to Mr. Rundell, with annual interest at 8%. The third promissory note is convertible into Common Stock at the rate of $.20 per share.

EXHIBITS

         Exhibit Number             Description

                  99.1              Press Release, dated October 27, 2000.